MFS(R) European Equity Fund

           Supplement Dated December 1, 2002 to the Current Prospectus

This prospectus describes four classes of shares for the fund, class A, B, C and I shares. Currently, only class A and Class I shares are available for purchase. These shares are only available for purchase at net asset value and may only be sold to:

     o    employees  (or  certain   relatives  of  employees)  of  Massachusetts
          Financial Services Company (referred to as MFS or the adviser) and it's affiliates who are residents of Massachusetts; or

     o    members of the governing boards of the various funds sponsored by MFS.



                The date of this supplement is December 1, 2002